UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 29, 2024
Cintas Corporation
(Exact name of registrant as specified in its charter)

Washington	0-11399	31-1188630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6800 Cintas Boulevard, P.O. Box 625737,
Cincinnati,	Ohio	45262-5737
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code: (513) 459-1200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	CTAS	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 29, 2024, Cintas Corporation (the Corporation) held its 2024 Annual Meeting of Shareholders (the Annual Meeting). As further discussed below, at the Annual Meeting, the shareholders of the Corporation approved the Corporation's 2016 Amended and Restated Equity and Incentive Compensation Plan (the Amended 2016 Plan). The Corporation's Board of Directors had previously approved and adopted the Amended 2016 Plan, subject to shareholder approval. The Amended 2016 Plan did not increase the number of shares of the Corporation's common stock authorized for issuance pursuant to the 2016 Equity and Incentive Compensation Plan (the Prior Plan). The main change from the Prior Plan was to extend the expiration date from October 18, 2026 to October 29, 2034.

For a description of the Amended 2016 Plan, see the Corporation's Definitive Proxy Statement on Schedule 14A (File No. 000-11399), filed with the Securities and Exchange Commission on September 19, 2024. A copy of the Amended 2016 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07   Submission of Matters to a Vote of Security Holders.
The following matters were submitted to a vote of shareholders at the Annual Meeting:
Item No. 1:
The shareholders elected the persons listed below as directors of the Corporation. The voting results were as follows:

Name	Shares For	Shares Against	Abstentions	Broker Non-Votes

Melanie W. Barstad	335,058,468	13,059,486	266,286	11,496,608
Beverly K. Carmichael	345,987,784	2,130,004	266,452	11,496,608
Karen L. Carnahan	340,086,250	8,061,372	236,618	11,496,608
Robert E. Coletti	330,004,626	18,101,653	277,961	11,496,608
Scott D. Farmer	326,827,401	20,810,241	746,598	11,496,608
Martin Mucci	341,762,444	6,345,837	275,959	11,496,608
Joseph Scaminace	291,830,312	56,195,049	358,879	11,496,608
Todd M. Schneider	342,293,259	5,865,962	225,019	11,496,608
Ronald W. Tysoe	331,190,576	16,920,175	273,489	11,496,608

Item No. 2:
The shareholders approved an advisory resolution on named executive officer compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
332,677,959	15,339,680	366,601	11,496,608
Item No. 3:
The shareholders approved the Cintas Corporation 2016 Amended and Restated Equity and Incentive Compensation Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
270,070,947	77,938,458	374,835	11,496,608
Item No. 4:
The shareholders approved the ratification of the selection of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for fiscal 2025. The voting results were as follows:

For	Against	Abstain
343,910,752	15,756,216	213,880

Item No. 5:
The shareholders did not approve the shareholder proposal regarding disclosure of key diversity and inclusion metrics. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
88,560,914	258,558,608	1,264,718	11,496,608
Item No. 6:
The shareholders did not approve the shareholder proposal regarding disclosure on managing climate risk through science-based targets and transition planning. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
90,118,900	256,873,376	1,391,964	11,496,608
Item No. 7:
The shareholders did not approve the shareholder proposal regarding political disclosure. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
137,221,571	209,961,559	1,201,110	11,496,608

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1	Cintas Corporation 2016 Amended and Restated Equity and Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTAS CORPORATION

Date:	November 1, 2024	By:	/s/ J. Michael Hansen
J. Michael Hansen
Executive Vice President and Chief Financial Officer